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                                                                  EXHIBIT 10.107

                                 FIRST AMENDMENT
                                       TO
                              AMENDED AND RESTATED
                              EMPLOYMENT AGREEMENT


         THIS FIRST AMENDMENT TO AMENDED AND RESTATED EMPLOYMENT AGREEMENT is made this 10th day of November, 2000, by and between VISION TWENTY-ONE, INC., a Florida corporation ("Vision 21"), MEC HEALTH CARE, INC., a Maryland corporation ("MEC"), BLOCK VISION, INC., a New Jersey corporation ("Block Vision"; Vision 21, MEC and Block Vision may be collectively referred to as the "Company"), and Andrew Alcorn (the "Executive").

         WHEREAS, the Company and the Executive have entered into an Amended And Restated Employment Agreement effective as of July 31, 2000 (the "Employment Agreement"); and

         WHEREAS, the Company and the Executive have agreed to amend certain provisions of the Employment Agreement as hereinafter set forth.

         NOW, THEREFORE, in consideration of the mutual covenants contained herein and contained in the Employment Agreement, the receipt and sufficiency of which is hereby acknowledged, the parties, intending to be legally bound, hereby agree as follows:

1. Amendment to Section 3(a). Section 3(a) of the Employment Agreement captioned "Move Bonus" is hereby amended by deleting same in its entirety and by inserting the following in lieu thereof:

                  "(a) Move Bonus. The Executive shall be paid a move bonus (the "Move Bonus") of $75,000 as follows: (i) $37,500 shall be earned and paid when the accounting and payroll systems for the Company which are currently operated at Vision 21's office in Largo, Florida are moved to and are operational in Baltimore, Maryland, in a commercially reasonable manner; and
                  (ii) $37,500 shall be (1) earned when the AS400 operating system and the claims processing and member services functions which are currently operated at Block Vision's office in Boca Raton, Florida are moved to and are operational in Baltimore, Maryland in a commercially reasonable manner, and (2) paid upon termination of the Bridge Loan Commitment to be provided for in the amended and restated credit agreement to be entered into on or about November 10, 2000 among the Company, the Bank of Montreal as Agent, and the other lenders a party thereto (the "New Credit Agreement. Notwithstanding the foregoing, if the Executive's employment is terminated by the Company other than for (i) "Cause" as described in Section 5(c), or (ii) a voluntary termination by the Executive as described in Section 5(d), the balance, if any, of the Move Bonus earned and not previously paid pursuant to subsection (ii) of this Section 3(a) shall become immediately due and payable."

2. Amendment to Section 3(b). Section 3(b) of the Employment Agreement captioned "Bank Covenant Compliance Bonus" is hereby amended by deleting same in its entirety and by inserting the following in lieu thereof:

                  "(b) Covenant Compliance Bonus. The Executive shall be paid a compliance bonus (the "Covenant Compliance Bonus"), equal to ten percent (10%) of the Executive's annual base salary, if
                  (i) the Company is in compliance with the


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                  covenants contained in Section 8 of the New Credit Agreement, except for the covenants contained in Sections 8.25 and 8.26 of the New Credit Agreement captioned "Minimum EBITDA" and "Interest Coverage Ratio", respectively, and (ii) the Company has maintained EBITDA and an interest coverage ratio as set forth on Schedule 3(b) annexed hereto, (collectively, the "Covenants"). An amount equal to two and one-half percent (2 1/2%) of the Covenant Compliance Bonus shall be paid to the Executive for each fiscal quarter during which the Company maintained compliance with the Covenants. Each quarterly payment shall be made to the Executive within ten (10) days of the delivery by the Company's Chief Financial Officer to the banks which are a party to the New Credit Agreement (collectively, the "Banks") of the compliance certificate required under the New Credit Agreement."

3. Continuing Effectiveness of Employment Agreement. As amended hereby, all terms of the Employment Agreement shall be and remain in full force and effect and shall continue to be the legal, valid and enforceable obligations of the parties. The amendments set forth herein are limited to the matters expressly set forth herein and shall not be deemed to otherwise modify the terms of the Employment Agreement.

4. Counterparts. This Amendment may be executed by facsimile and in counterparts each of which shall be deemed an original and all of which together shall constitute one and the same agreement.

5. Governing Law. This First Amendment shall be construed, interpreted and governed in accordance with the laws of the State of Florida, other than the conflict of laws provisions of such laws.


         IN WITNESS WHEREOF, each of Vision 21, MEC and Block Vision have caused this First Amendment to be duly executed, and the Executive has hereunto set his hand, as of the day and year first above written.


VISION TWENTY-ONE, INC.                        MEC HEALTH CARE, INC.



By: /s/ Mark Gordon                           By: /s/ Mark Gordon
   ---------------------------------             ------------------------------
Name:   Mark Gordon, O.D.                     Name:   Mark Gordon, O.D.
Title:  Chief Executive Officer               Title:  President


BLOCK VISION, INC.                             EXECUTIVE:



By: /s/ Audrey Weinstein                          /s/ Andrew Alcorn
   ---------------------------------           --------------------------------
Name:   Audrey Weinstein                              Andrew Alcorn
Title:  Senior Vice President

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                                  Schedule 3(b)


         Minimum EBITDA. As of the last day of each fiscal quarter of the Company, the Company shall maintain EBITDA for the four fiscal quarters then ended of not less than:

         FISCAL QUARTER ENDING ON OR ABOUT               MINIMUM EBITDA
                   12/31/00                                $  500,000
                   03/31/01                                $1,500,000
                   06/30/01                                $2,900,000
                   09/30/01                                $4,600,000
                   12/31/01                                $5,600,000
                   03/31/02                                $6,300,000
                   06/30/02                                $6,400,000
                   09/30/02                                $6,500,000
                   12/31/02                                $6,700,000
                   03/31/03                                $6,700,000
                   06/30/03                                $6,700,000
                   09/30/03 and thereafter                 $6,700,000

; provided that EBITDA shall be calculated on December 31, 2000, for the one fiscal quarter then ended; on March 31, 2001, for the two fiscal quarters then ended; and on June 30, 2001, for the three fiscal quarters then ended.

         Interest Coverage Ratio. As of the last day of each fiscal quarter of the Company, the Company shall maintain a ratio of (a) EBITDA for the four fiscal quarters of the Company then ended to (b) Interest Expense for the same four quarters of the Company then ended, of not less than:

         FISCAL QUARTER ENDING ON OR ABOUT           INTEREST COVERAGE RATIO

                   12/31/00                                 .40 to 1.0
                   03/31/01                                 .65 to 1.0
                   06/30/01                                 .85 to 1.0
                   09/30/01                                1.05 to 1.0
                   12/31/01                                1.35 to 1.0
                   03/31/02                                1.50 to 1.0
                   06/30/02                                1.50 to 1.0
                   09/30/02                                1.60 to 1.0
                   12/31/02                                1.50 to 1.0
                   03/31/03                                1.40 to 1.0
                   06/30/03                                1.30 to 1.0
                   09/30/03 and thereafter                 1.25 to 1.0

; provided that EBITDA and Interest Expense shall be calculated on December 31, 2000, for the one fiscal quarter then ended; on March 31, 2001, for the two fiscal quarters then ended; and on June 30, 2001 for the three fiscal quarters then ended.

For purposes hereof, the terms "EBITDA" and "Interest Expense" shall have the meanings given to such terms in the New Credit Agreement.



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